Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 29, 2020
FREMONT, Calif., April 22, 2020 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 29, 2020 (the “March 2020 quarter”).
Highlights for the March 2020 quarter were as follows:

•	Revenue of $2.50 billion.

•	U.S. GAAP gross margin of 46.6%, U.S. GAAP operating income as a percentage of revenue of 27.7%, and U.S. GAAP diluted EPS of $3.88.

•	Non-GAAP gross margin of 46.3%, non-GAAP operating income as a percentage of revenue of 26.9%, and non-GAAP diluted EPS of $3.98.
Key Financial Data for the Quarters Ended
March 29, 2020 and December 29, 2019
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2020	December 2019	Change Q/Q
Revenue	$2,503,625	$2,583,501	- 3%
Gross margin as percentage of revenue	46.6%	45.7%	+ 90 bps
Operating income as percentage of revenue	27.7%	26.6%	+ 110 bps
Diluted EPS	$3.88	$3.43	+ 13%

Non-GAAP
	March 2020	December 2019	Change Q/Q
Revenue	$2,503,625	$2,583,501	- 3%
Gross margin as percentage of revenue	46.3%	45.7%	+ 60 bps
Operating income as percentage of revenue	26.9%	27.1%	- 20 bps
Diluted EPS	$3.98	$4.01	- 1%

U.S. GAAP Financial Results
For the March 2020 quarter, revenue was $2,504 million, gross margin was $1,167 million, or 46.6% of revenue, operating expenses were $473 million, operating income was 27.7% of revenue, and net income was $575 million, or $3.88 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,584 million, gross margin of $1,180 million, or 45.7% of revenue, operating expenses of $493 million, operating income of 26.6% of revenue, and net income of $515 million, or $3.43 per diluted share, for the quarter ended December 29, 2019 (the “December 2019 quarter”).
Non-GAAP Financial Results
For the March 2020 quarter, non-GAAP gross margin was $1,160 million, or 46.3% of revenue, non-GAAP operating expenses were $486 million, non-GAAP operating income was 26.9% of revenue, and non-GAAP net income was $590 million, or $3.98 per diluted share. This compares to non-GAAP gross margin of $1,181 million, or 45.7% of revenue, non-GAAP operating expenses of $481 million, non-GAAP operating income of 27.1% of revenue, and non-GAAP net income of $602 million, or $4.01 per diluted share, for the December 2019 quarter.
“Extraordinary efforts by Lam’s global teams helped to mitigate the operational impact of the COVID-19 pandemic, resulting in solid financial performance in the March quarter,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “While there is limited visibility to near-term macroeconomic conditions and industry supply chain recovery, customer demand for our equipment remains strong. We believe in the long-term resiliency of the semiconductor industry and are focused on providing innovative technology to our customers and positioning Lam for outperformance as industry conditions normalize.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased to $5.6 billion at the end of the March 2020 quarter compared to $4.9 billion at the end of the December 2019 quarter. This increase was primarily the result of a $1.25 billion draw down on the Company's revolving credit facility and $541.4 million of cash generated from operating activities. These sources of cash were partially offset by $617.6 million of principal payments on debt; $245.4 million of share repurchases, including net share settlement on employee stock-based compensation; $163.5 million of dividends paid to stockholders; and $51.4 million of capital expenditures.
Revenue
The geographic distribution of revenue during the March 2020 quarter is shown in the following table:

Region	Revenue
China	32%
Korea	23%
Taiwan	21%
Japan	10%
United States	9%
Europe	3%
Southeast Asia	2%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended		Nine Months Ended
	March 29, 2020	March 31, 2019	March 29, 2020	March 31, 2019
	(In thousands)
System revenue	$1,647,560	$1,612,382	$4,759,881	$4,880,731
Customer support-related revenue and other	856,065	826,666	2,492,991	2,411,681
	$2,503,625	$2,439,048	$7,252,872	$7,292,412
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant product line.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2020 and December 2019 quarters exclude amortization related to intangible assets acquired through business combinations, amortization of note discounts, and income tax expense (benefit) of non-GAAP items. Additionally, the March 2020 quarter non-GAAP results exclude the effects of elective deferred compensation-related assets and liabilities. To enhance the comparability relative to the prior period, the Company has included reconciliation of both the originally-reported December 2019 quarter non-GAAP results, and recast December 2019 quarter non-GAAP results that conform to the current presentation with respect to the effects of elective deferred compensation-related assets and liabilities, in the reconciliation tables at the end of this press release. The March 2020 quarter non-GAAP results also exclude the income tax benefit on conclusion of certain tax matters related to a prior business combination; and the December 2019 quarter non-GAAP results exclude the cumulative income tax benefit reversal due to the Ninth Circuit decision to deny a rehearing of the Altera stock-based compensation case.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.

Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: the impact of the COVID-19 outbreak on our operations and financial results; macroeconomic conditions; the status of the industry supply chain; customer demand for our equipment; industry conditions; the long–term resiliency of the semiconductor industry; the relevance of our technology to our customers; our positioning within the industry; and our ability to outperform. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 30, 2019, our quarterly reports on Form 10–Q for the fiscal quarters ended September 29, 2019 and December 29, 2019, and our current report of Form 8–K dated April 22, 2020. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2020	December 29, 2019	March 31, 2019	March 29, 2020	March 31, 2019
Revenue	$2,503,625	$2,583,501	$2,439,048	$7,252,872	$7,292,412
Cost of goods sold	1,336,618	1,403,857	1,364,711	3,924,511	4,014,844
Gross margin	1,167,007	1,179,644	1,074,337	3,328,361	3,277,568
Gross margin as a percent of revenue	46.6%	45.7%	44.0%	45.9%	44.9%
Research and development	307,914	318,861	318,514	913,602	895,742
Selling, general and administrative	164,979	174,272	190,306	496,679	534,179
Total operating expenses	472,893	493,133	508,820	1,410,281	1,429,921
Operating income	694,114	686,511	565,517	1,918,080	1,847,647
Operating income as a percent of revenue	27.7%	26.6%	23.2%	26.4%	25.3%
Other (expense) income, net	(64,619)	(13,924)	20,532	(91,271)	(10,494)
Income before income taxes	629,495	672,587	586,049	1,826,809	1,837,153
Income tax expense	(54,714)	(158,077)	(38,659)	(271,729)	(187,548)
Net income	$574,781	$514,510	$547,390	$1,555,080	$1,649,605
Net income per share:
Basic	$3.96	$3.57	$3.62	$10.75	$10.72
Diluted	$3.88	$3.43	$3.47	$10.39	$10.20
Number of shares used in per share calculations:
Basic	145,301	143,987	151,201	144,654	153,891
Diluted	148,165	150,097	157,849	149,648	161,683
Cash dividend declared per common share	$1.15	$1.15	$1.10	$3.45	$3.30

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 29, 2020	December 29, 2019	June 30, 2019
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,961,586	$3,035,887	$3,658,219
Investments	1,431,550	1,647,867	1,772,984
Accounts receivable, net	2,191,070	2,030,490	1,455,522
Inventories	1,674,740	1,528,620	1,540,140
Prepaid expenses and other current assets	149,839	212,101	133,544
Total current assets	9,408,785	8,454,965	8,560,409
Property and equipment, net	1,048,619	1,047,254	1,059,077
Restricted cash and investments	254,155	253,907	255,177
Goodwill and intangible assets	1,666,732	1,677,940	1,701,547
Other assets	560,344	480,056	425,123
Total assets	$12,938,635	$11,914,122	$12,001,333
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$42,407	$632,292	$667,131
Other current liabilities	2,063,254	1,933,209	1,704,519
Total current liabilities	2,105,661	2,565,501	2,371,650
Long-term debt and finance lease obligations	5,043,931	3,786,067	3,822,768
Income taxes payable	889,287	872,778	892,790
Other long-term liabilities	350,603	272,043	190,821
Total liabilities	8,389,482	7,496,389	7,278,029
Temporary equity, convertible notes	11,546	38,304	49,439
Stockholders’ equity (2)	4,537,607	4,379,429	4,673,865
Total liabilities and stockholders’ equity	$12,938,635	$11,914,122	$12,001,333

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 145,156 as of March 29, 2020, 142,462 as of December 29, 2019, and 144,433 as of June 30, 2019.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2020	December 29, 2019	March 31, 2019	March 29, 2020	March 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$574,781	$514,510	$547,390	$1,555,080	$1,649,605
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	67,248	65,530	82,274	197,442	243,873
Deferred income taxes	—	77,508	(12,401)	74,516	(75,105)
Equity-based compensation expense	47,414	45,725	53,240	136,044	142,389
Amortization of note discounts and issuance costs	1,361	1,575	2,861	4,611	5,137
Other, net	7,811	(327)	(1,494)	11,510	(646)
Changes in operating assets and liabilities	(157,187)	(396,593)	260,951	(665,800)	330,273
Net cash provided by operating activities	541,428	307,928	932,821	1,313,403	2,295,526
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(51,375)	(62,054)	(75,522)	(152,685)	(237,543)
Net sale (purchase) of available-for-sale securities	211,159	(662,287)	(931,380)	339,350	(770,740)
Other, net	9,988	(9,988)	(1,269)	(540)	(5,288)
Net cash provided by (used for) investing activities	169,772	(734,329)	(1,008,171)	186,125	(1,013,571)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(617,637)	(17,987)	(30,225)	(664,589)	(116,496)
Net proceeds (repayments) from issuance of commercial paper	—	—	297,850	—	(61,754)
Proceeds from borrowings on revolving credit facility	1,250,000	—	—	1,250,000	—
Proceeds from issuance of long-term debt, net of issuance costs	—	—	2,476,720	—	2,476,720
Treasury stock purchases	(245,433)	(1,005,067)	(934,637)	(1,328,632)	(2,672,051)
Dividends paid	(163,510)	(166,721)	(171,196)	(489,099)	(513,475)
Reissuance of treasury stock related to employee stock purchase plan	—	38,447	—	38,447	32,920
Proceeds from issuance of common stock	1,714	632	5,010	6,215	5,119
Other, net	328	—	—	328	(13,207)
Net cash provided by (used for) financing activities	225,462	(1,150,696)	1,643,522	(1,187,330)	(862,224)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(10,715)	5,055	4,128	(9,853)	(904)
Net increase (decrease) in cash, cash equivalents, and restricted cash	925,947	(1,572,042)	1,572,300	302,345	418,827
Cash, cash equivalents, and restricted cash at beginning of period	3,289,794	4,861,836	3,615,085	3,913,396	4,768,558
Cash, cash equivalents, and restricted cash at end of period	$4,215,741	$3,289,794	$5,187,385	$4,215,741	$5,187,385

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 29, 2020	December 29, 2019
		(As Previously Presented)
Revenue	$2,503,625	$2,583,501
Gross margin	$1,159,981	$1,181,271
Gross margin as percentage of revenue	46.3%	45.7%
Operating expenses	$486,494	$480,776
Operating income	$673,487	$700,495
Operating income as a percentage of revenue	26.9%	27.1%
Net income	$590,359	$601,810
Net income per diluted share	$3.98	$4.01
Shares used in per share calculation - diluted	148,165	150,097
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 29, 2020	December 29, 2019	December 29, 2019
		(As Previously Presented)	(As Adjusted)
U.S. GAAP net income	$574,781	$514,510	$514,510
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,627	1,627	1,627
(Gain) loss on elective deferred compensation ("EDC") - related liability - cost of goods sold	(8,653)	—	3,587
(Gain) loss on EDC - related liability - research and development	(15,575)	—	6,456
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357	12,357
(Gain) loss on EDC - related liability - selling, general and administrative	(10,383)	—	4,304
Amortization of note discounts - other expense, net	953	1,158	1,158
Loss (gain) on EDC - related asset - other expense, net	33,828	—	(14,129)
Net income tax expense (benefit) on non-GAAP items	1,700	(2,358)	(4,029)
Income tax benefit on the conclusion of certain tax matters	(276)	—	—
Cumulative income tax benefit reversal due to a court ruling	—	74,516	74,516
Non-GAAP net income	$590,359	$601,810	$600,357
Non-GAAP net income per diluted share	$3.98	$4.01	$4.00
U.S. GAAP net income per diluted share	$3.88	$3.43	$3.43
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	148,165	150,097	150,097

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 29, 2020	December 29, 2019	December 29, 2019
		(As Previously Presented)	(As Adjusted)
U.S. GAAP gross margin	$1,167,007	$1,179,644	1,179,644
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,627	1,627	1,627
(Gain) loss on EDC-related liability	(8,653)	—	3,587
Non-GAAP gross margin	$1,159,981	$1,181,271	$1,184,858
U.S. GAAP gross margin as a percentage of revenue	46.6%	45.7%	45.7%
Non-GAAP gross margin as a percentage of revenue	46.3%	45.7%	45.9%
U.S. GAAP operating expenses	$472,893	$493,133	$493,133
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)	(12,357)
Gain (loss) on EDC-related liability	25,958	—	(10,760)
Non-GAAP operating expenses	$486,494	$480,776	$470,016
U.S. GAAP operating income	$694,114	$686,511	$686,511
Non-GAAP operating income	$673,487	$700,495	$714,842
U.S. GAAP operating income as percent of revenue	27.7%	26.6%	26.6%
Non-GAAP operating income as a percent of revenue	26.9%	27.1%	27.7%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com